Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17 – SUBSEQUENT EVENTS

On April 25, 2025, ReTo entered into a Share Exchange Agreement (the “Share Exchange Agreement”) to acquire 51% equity interest in MeinMalzeBier, a British Virgin Islands business company, from its original shareholders (the “Seller”). Pursuant to the Share Exchange Agreement, subject to the terms and conditions set forth therein, the purchase consideration consisted of (i) an amount in cash equal to $3,978,000 (the “Cash Consideration”) and (ii) issuance of 4,680,000 of the Company’s Class A Shares (the “Exchange Shares”) with earnout and escrow conditions at a price $3.40 per share (the “Share Consideration” and together with the Cash Consideration, the “Total Purchase Consideration”). MeinMalzeBier, through its subsidiaries in the PRC, is engaged in the business of selling craft beers and beer machines in the PRC.